Exhibit 24
                      POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., a Delaware corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1993 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of February, 1994.



                                   WILLIAM ANDERS
                                   William A. Anders

                      POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., a Delaware corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1993 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of February, 1994.



                                   ROBERT A. BELFER
                                   Robert A. Belfer

                      POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., a Delaware corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1993 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of February, 1994.



                                   NORMAN P. BLAKE, JR.
                                   Norman P. Blake, Jr.

                      POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., a Delaware corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1993 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 17th day of February, 1994.



                                   JOHN H. DUNCAN
                                   John H. Duncan

                      POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., a Delaware corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1993 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of February, 1994.



                                   JOE H. FOY
                                   Joe H. Foy

                      POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., a Delaware corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1993 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set her hand this 10th day of February, 1994.



                                   WENDY L. GRAMM
                                   Wendy L. Gramm

                       POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., a Delaware corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1993 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of February, 1994.



                                   ROBERT K. JAEDICKE
                                   Robert K. Jaedicke

                       POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., a Delaware corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1993 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of February, 1994.



                                   RICHARD D. KINDER
                                   Richard D. Kinder

                       POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., a Delaware corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1993 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of February, 1994.



                                   KENNETH L. LAY
                                   Kenneth L. Lay

                       POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., a Delaware corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1993 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 10th day of February, 1994.



                                   CHARLES A. LeMAISTRE
                                   Charles A. LeMaistre

                       POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., a Delaware corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1993 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of February, 1994.



                                   JOHN A. URQUHART
                                   John A. Urquhart

                       POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., a Delaware corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1993 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 15th day of February, 1994.



                                   CHARLS E. WALKER
                                   Charls E. Walker

                       POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., a Delaware corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1993 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack
I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of February, 1994.



                                   HERBERT S. WINOKUR, JR.
                                   Herbert S. Winokur, Jr.